GRANITESHARES ETF TRUST

GRANITESHARES FUND	NYSE ARCA, INC. TICKER SYMBOL
GRANITESHARES XOUT U.S. Large Cap ETF	XOUt

SUPPLEMENT DATED March 24, 2020

TO THE PROSPECTUS DATED SEPTEMBER 24, 2019

GraniteShares XOUT U.S. Large Cap ETF (the “Fund”), a series of GraniteShares ETF Trust, seeks to track the performance, before fees and expenses, of the XOUT U.S. Large Cap Index (the “Index”). Effective April 17, 2020, changes have been made to the Index. This Supplement revises the Fund’s prospectus (“Prospectus”) to reflect those changes.

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

●	On page 2 and on Page 6 of the Prospectus, under the “Index” section, the text starting by “The index universe is composed of” and finishing by “last six-month period” is replaced with the following text:

The Index universe is composed of the 500 largest (by market capitalization) publicly traded companies listed on a US national securities exchange and headquartered in the United States and that meet the following requirements:

-	a free-float percentage equal to or exceeding 50% of total shares outstanding,
-	a share price of less than $10,000 per share (USD),
-	positive earnings per share for each quarter over the last trailing 12-month period for companies below median in market capitalization,
-	minimum market capitalization of $5 billion at time of Index reconstitution, and
-	minimum liquidity of a quarter million shares average daily volume traded over the last six-month period.

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Investors Should Retain This Supplement for Future Reference